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                                                                    Exhibit 10.1

                                 INPHONIC, INC.
                           FIFTH AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

This Fifth Amended and Restated Investor Rights Agreement (the "Agreement") is entered into as of the 19/th/ day of July, 2002, by and among InPhonic, Inc., a Delaware corporation (the "Company"), the persons and entities listed on Exhibit A hereto (each a "Series A Investor" and collectively, the "Series A Investors"), the persons and entities listed on Exhibit B hereto (each a "Series B Investor" and collectively, the "Series B Investors"), the persons and entities listed on Exhibit C hereto (each a "Series C Investor" and collectively, the "Series C Investors"), the persons and entities listed on Exhibit D hereto (each a "Series D Investor" and collectively, the "Series D Investors"), the persons and entities listed on Exhibit E hereto (each a "Series D-1 Investor" and collectively, the "Series D-1 Investors)", the persons and entities listed on Exhibit F hereto (each a "Series D-2 Investor" and collectively the "Series D-2 Investors"), the persons and entities listed on Exhibit G hereto (each a "Series D-3 Investor" and collectively the "Series D-3 Investors"), the persons and entities listed on Exhibit H hereto (each a "Key Holder" and collectively, the "Key Holders"), the entity listed on Exhibit I hereto (the "Special Holder"), the persons and entities listed on Exhibit J hereto (in their capacity as owners of shares of Series D-4 Convertible Preferred Stock, par value $0.01 per share (the "Series D-4 Stock") of the Company and shares of Common Stock issued or issuable upon conversion of the Series D-4 Stock) (each a Series D-4 Investor" and collectively, the "Series D-4 Investors"), Spring Capital Partners, L.P., a Maryland limited partnership ("SC"), Argosy Investment Partners II, L.P., a Pennsylvania limited partnership ("AC") and Comerica Bank California, a California banking corporation ("Comerica"). The (a) Series A Investors, (b) Series B Investors, (c) Series C Investors, (d) Series D Investors, (e) Series D-1 Investors and (f) SC and AC (solely with respect to Sections 2, 4 and 5 below with regard to any warrants exercisable for shares of the Common Stock, par value $0.01 per share (the "Common Stock") held now or in the future by each of SC and AC), are each referred to as an "Investor" and collectively referred to herein as the "Investors."

                                    Recitals

Whereas, the Series A Investors have purchased shares of the Company's Series A Convertible Preferred Stock, par value $0.01 per share (the "Series A Stock"), pursuant to that certain Series A Convertible Preferred Stock Purchase Agreement, dated as of January 7, 2000, by and among the Company and the Series A Investors;

Whereas, the Series B Investors have purchased shares of the Company's Series B Convertible Preferred Stock, par value $0.01 per share (the "Series B Stock"), pursuant to that certain Series B Convertible Preferred Stock Purchase Agreement dated as of February 7, 2000, by and among the Company and the Series B Investors;

Whereas, the Series C Investors have purchased shares of the Company's Series C Convertible Preferred Stock, par value $0.01 per share (the "Series C Stock"), pursuant to that certain Series C Convertible Preferred Stock Purchase Agreement dated as of October 13, 2000, by and among the Company and the Series C Investors;

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Whereas, pursuant to that certain Series D Convertible Preferred Stock Purchase
Agreement dated as of August 7, 2001, the Series D Investors acquired an aggregate of 6,533,122 shares of the Company's Series D Convertible Preferred Stock, par value $0.01 per share (the "Series D Stock");

Whereas, in accordance with that certain Exchange of Equity Agreement (the "Exchange Agreement") dated as of October 11, 2001 by and among certain of the Series D Investors and the Company, certain of the Series D Investors (the "Exchanging Investors") exchanged an aggregate of 3,306,697 shares of Series D Stock for an equal number of shares of Series D-1 Convertible Preferred Stock, par value $0.01 per share (the "Series D-1 Stock");

Whereas, the Series D-1 Investors have purchased shares of Series D-1 Convertible Preferred Stock, par value $0.01 per share (the "Series D-1 Stock"), pursuant to that certain Series D-1 Convertible Preferred Stock Purchase Agreement dated as of October 11, 2001, by and among the Company and the Series D-1 Investors;

Whereas, the Series D-2 Investors have purchased shares of Series D-2 Convertible Preferred Stock, par value $0.01 per share (the "Series D-2 Stock"), pursuant to that certain Series D-2 Convertible Preferred Stock Purchase Agreement dated as of December 3, 2001, by and among the Company and the Series D-2 Investors;

Whereas, pursuant to that certain Investment Agreement dated September 13, 2001, as may be amended from time to time, SC and AC have been issued and may be issued in the future, warrants to purchase shares of the Common Stock;

Whereas, the Company expects to enter into an Amended and Restated Investment Agreement in July 2002 pursuant to which SC and AC will be issued additional warrants to purchase shares of the Common Stock;

Whereas, the Company and Comerica entered into a Second Amended and Restated Loan and Security Agreement dated February __, 2002 pursuant to which the Company issued to Comerica warrants to purchase shares of the Common Stock;

Whereas, the Series D-3 Investors have purchased or been issued shares of Series D-3 Convertible Preferred Stock, par value $0.01 per share (the "Series D-3 Stock"), pursuant to (a) that certain Series D-3 Convertible Preferred Stock Purchase Agreement dated as of January 30, 2002, by and among the Company and certain of the Series D-3 Investors (the "Series D-3 Stock Purchase Agreement") and (b) that certain Asset Purchase Agreement dated January 3, 2002 by and between the Company and the Special Holder (the "Asset Purchase Agreement");

Whereas, pursuant to the Asset Purchase Agreement, the Company has issued to Special Holder 2,724,495 shares of Common Stock, of which 681,907 are designated in the Asset Purchase Agreement and referred to herein as the "Special Common Stock";

Whereas, pursuant to that certain Series D-4 Convertible Preferred Stock and Warrant Purchase Agreement of even date herewith (the "D-4 Purchase Agreement"), by and among the Company and the Series D-4 Investors set forth on Exhibit J, the Company has agreed to sell and issue shares of Series D-4 Stock to such Series D-4 Investors;

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Whereas, the Series A Investors, the Series B Investors, the Series C Investors,
the Series D Investors, the Series D-1 Investors, the Series D-2 Investors, the Series D-3 Investors and the Key Holders are parties to the Fourth Amended and Restated Investors Rights Agreement dated as of January 3, 2002 (the "Prior Agreement");

Whereas, the parties to the Prior Agreement desire to amend and restate the Prior Agreement in its entirety and, together with the other parties hereto, desire to enter into this Agreement in order to effect such amendment and restatement of the Prior Agreement and to grant certain registration and information rights to the Investors, the Key Holders, the Special Holder, the Series D-2 Investors, the Series D-3 Investors and the Series D-4 Investors as set forth below;

Whereas, the Series A Investors, the Series D-2 Investors, the Series D-3 Investors, the Series D-4 Investors and the Key Holders (other than Davidson Capital Group LLC ("DCG") and David A. Steinberg ("Steinberg")) are parties to this Agreement solely for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.1, 3.2, 3.3, 3.4, 3.7, 3.20 and 5 herein;

Whereas, DCG is a party to this Agreement solely for purposes of Sections 2.1, 2.3, 2.4(d), 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.20 and 5
herein;

Whereas, Steinberg is a party to this Agreement solely for purposes of Sections 2.1, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.20 and 5
herein;

Whereas, Comerica is a party to this Agreement solely for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14 and 5 herein;

Whereas, SC and AC are parties to this Agreement with respect to any warrants exercisable for the Common Stock held now or in the future by each of SC and AC solely for purposes of Sections 2, 4 and 5 herein;

Whereas, the Special Holder is a party to this Agreement solely for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14 and 5
herein; and

Whereas, solely with respect to Sections 2, 4 and 5 below, SC and AC shall both be included in the definition of "Series D-1 Investor" in the preamble to the this Agreement with regard to any warrants exercisable for the Common Stock held now or in the future by SC and AC.

Now, Therefore, in consideration of the foregoing recitals, premises and the covenants contained herein, premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

SECTION 1. GENERAL.

     1.1 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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          "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          "Holder" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof, it being understood that the Series A Investors, the Series D-2 Investors, the Series D-3 Investors, the Series D-4 Investors and the Key Holders (other than DCG and Steinberg) are "Holders" for purposes of this Agreement solely with respect to Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.20 and 5 below;
that the Special Holder and Comerica are "Holders" for the purposes of this Agreement solely with respect to Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14 and 5 below and only with respect to Special Holder's shares of Special Common Stock and only with respect to warrants exercisable for the Common Stock now held by Comerica; that DCG is a "Holder" for purposes of this Agreement solely with respect to Sections 2.1, 2.3, 2.4(d), 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.20 and 5 below; that
Steinberg is a "Holder" for purposes of this Agreement solely with respect to Sections 2.1, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14,
3.20 and 5 herein and that SC and AC are each a "Holder" with respect to any warrants exercisable for the Common Stock held now or in the future by each of SC and AC for purposes of this Agreement solely with respect to Sections 2, 4 and 5 herein.

          "Initial Offering" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

          "Preferred Stock" shall mean the outstanding Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series D-1 Stock, Series D-2 Stock, Series D-3 Stock and Series D-4 Stock held by the Investors.

          "Qualified Public Offering" means the first firm commitment underwritten public offering pursuant to a registration statement filed under the Securities Act covering the offer and sale of Common Stock for the account of the Company in which the public offering price is at least $3.300573532 (subject to Adjustment (as defined in the Eighth Amended and Restated Certificate of Incorporation)) and the net proceeds after deduction of underwriter's discounts and commissions to the Company are at least $20,000,000.

          "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          "Registrable Securities" means (a) Common Stock of the Company issued or issuable upon conversion of the Shares or issued or issuable upon the exercise of any warrants to purchase Shares held on the date hereof (or issued after the date hereof pursuant to the D-4 Purchase Agreement) by the Series B Investors, the Series D Investors, the Series D-1 Investors and the Series D-4 Investors; (b) Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described

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securities; (c) solely with respect to Sections 2.1, 2.3, 2.4 (as to Steinberg only), 2.4(d) (as to DCG only), 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13,
2.14 and 5 below, the Common Stock of the Company (i) issued or issuable upon conversion of the Series A Stock, Series D-2 Stock, Series D-3 Stock or Series D-4 Stock, (ii) held by a Key Holder (or its permitted assigns), or (iii) held by Special Holder (or its permitted assigns) and which is designated as Special Common Stock or (iv) held by Comerica issued or issuable upon exercise of all warrants to purchase Common Stock held now by Comerica and (d) solely with respect to Sections 2, 4 and 5 below, the Common Stock issued or issuable upon exercise of all warrants to purchase Common Stock held now or in the future by each of SC and AC. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144. For purposes hereof, Registrable Securities held by the Series D-4 Investors shall mean those Registrable Securities issued or issuable upon conversion of the Series D-4 Stock held by such persons or entities and shall not include any other Registrable Securities held by them in their capacity as Series D or Series D-1 Investors.

          "Registrable Securities then outstanding" shall be the number of shares determined by calculating the total number of shares of the Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

          "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "SEC" or "Commission" means the Securities and Exchange Commission.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

          "Shares" shall mean (i) the Series B Stock held by the Series B Investors (or their permitted assigns), the Series C Stock held by the Series C Investors (or their permitted assigns), the Series D Stock held by the Series D Investors (or their permitted assigns), the Series D-1 Stock held by the Series D-1 Investors (or their permitted assigns), (ii) the Common Stock held by the Series B Investors, the Series D Investors, the Series D-1 Investors and the Series D-4 Investors (or their permitted assigns) with respect to any warrants to purchase Common Stock held on the date hereof (or issued after the date hereof pursuant to the D-4 Purchase Agreement) by the Series B Investors, the Series D Investors, the Series D-1 Investors and the Series D-4 Investors (or their permitted assigns), (iii) solely with respect to Sections 2, 4 and 5 below, the Common Stock held by each of AC and SC (or their permitted assigns) with respect to any warrants to purchase Common Stock held now or in the future by each of AC and SC (or their permitted assigns) and (iv) solely with respect to Section 3.20 below, the Company's Series A

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Stock held by Series A Investors (or their permitted assigns), the Series D-2
Stock held by the Series D-2 Investors (or their permitted assigns), the Series D-3 Stock held by the Series D-3 Investors and the Series D-4 Stock held by Series D-4 Investors (or their permitted assigns).

          "Special Registration Statement" shall mean a registration statement relating to any employee benefit plan or with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER.

     2.1 Restrictions on Transfer.

          (a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

               (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances; or

               (iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a limited liability company to its current employees or its members or former members in accordance with their interest in the limited liability company, (C) to the Holder's immediate family member(s) or trust(s) for the benefit of an individual Holder or such Holder's immediate family member(s), (D) to a partnership whose sole partners are individual Holder(s) and/or member(s) of the family of such Holder(s), (E) to a shareholder of GadgetSpace, Inc. who is an "accredited investor" pursuant to Regulation D promulgated under the Securities Act as set forth on Exhibit I hereto, (F) to a stockholder of Reason, Inc., who is an "accredited investor" pursuant to Regulation D promulgated under the Securities Act, as contemplated in the Series D-3 Purchase Agreement, or (G) to a stockholder of Simplexity, Inc., who is an "accredited investor" pursuant to Regulation D promulgated under the Securities Act, as contemplated in the Asset Purchase Agreement; provided, that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

          (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

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               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER
               THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

               (c) The Company shall be obligated to promptly reissue unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

               (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

         2.2   Demand Registration.

               (a) Subject to the conditions of this Section 2.2, if, following a Qualified Public Offering, the Company shall receive a written request from the Holders of at least fifty-one percent (51%) of the Registrable Securities (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $2,000,000, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

               (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or
Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section
2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number

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of shares that may be included in the underwriting shall be allocated to the
Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

          (c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

               (i) prior to one hundred eighty (180) days following the effective date of the registration statement pertaining to the Qualified Public Offering;

               (ii) after the Company has effected three (3) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

               (iii) during the period commencing on the date of filing of, and ending on the date one hundred eighty (180) days following, the effective date of any registration statement filed by the Company with the SEC; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

               (iv) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company's intention to make the Qualified Public Offering within ninety (90) days, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders;

               (v) if the Company shall furnish to those Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

               (vi) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made under Section 2.4 below.

     2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          (a) Underwriting. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this
Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Series B Investors, the Series C Investors, the Series D Investors and the Series D-1 Investors on a pro rata basis based on the total number of Registrable Securities held by the Series B Investors, the Series C Investors, the Series D Investors and the Series D-1 Investors; third, to the Series A Investors, Series D-2 Investors, Series D-3 Investors, Series D-4 Investors, John Sculley ("Sculley") and Steinberg on a pro rata basis based on the total number of Registrable Securities held by the Series A Investors, the Series D-2 Investors, Series D-3 Investors, Series D-4 Investors, Sculley and Steinberg; fourth, to the Key Holders (other than Sculley and Steinberg) on a pro rata basis based on the total number of Registrable Securities held by such Key Holders; and fifth, to any stockholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall (i) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, (ii) reduce the amount of securities of the Series B Investors, the Series C Investors, the Series D Investors and the Series D-1 Investors included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Series B Investors, the Series C Investors, the Series D Investors and the Series D-1 Investors may be excluded in accordance with the immediately preceding sentence, or (iii) reduce the amount of securities of the Series A Investors, the Series D-2 Investors, the Series D-3 Investors, the Series D-4 Investors, Sculley and Steinberg included in the registration below five percent (5%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Series A Investors, the Series D-2 Investors, the Series D-3 Investors, the Series D-4 Investors, Sculley and Steinberg may be excluded in accordance with the immediately preceding sentence. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, stockholders, members and retired members of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

          (b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with
Section 2.5 hereof.

     2.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

               (i) if Form S-3 is not available for such offering by the Holders;

               (ii) if the Holders requesting registration on Form S-3 and those Holders requesting registration pursuant to Section 2.3 on such Form S-3 propose to sell Registrable Securities having an aggregate price to the public of less than $5,000,000;

               (iii) if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 2.4(a), (b) and/or (c), the Company gives notice to such Holder or Holders of the Company's intention to effect a registration of its securities within ninety (90) days, other than pursuant to a Special Registration Statement;

               (iv) if the Company shall furnish to Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period;

                        (v) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.4(a) (b) and/or (c);

                        (vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                    (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.2 or 2.3, respectively.

                    (d) Form S-3 Registration at Registrant's Expense. In the event that the Company shall receive from DCG a written request or requests to register Common Stock then held by DCG on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of such Common Stock, the Company will, as soon as practicable thereafter, (A) promptly give written notice of the proposed registration, and any related qualification or compliance, to all Holders of Registrable Securities; and (B) effect such registration and any qualifications and compliances as may be required to permit or facilitate the sale and distribution of such Common Stock, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4(d):

                        (i) if Form S-3 is not available for such offering by DCG;

                        (ii) if the Company shall furnish to DCG a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of DCG under this Section 2.4(d), provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

                        (iii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

All Registration Expenses and Selling Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 2.4(d) shall be borne by DCG, pro rata on the basis of the number of shares so registered; provided, however, DCG shall not be responsible for the payment of Registration Expenses or Selling Expenses attributable to the registration of shares of any other selling stockholder(s) pursuant to this Section 2.4(d).

                    2.5 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4(a), (b) and/or (c), the request of which has been subsequently withdrawn by the Initiating Holders, unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of the Registrable Securities then outstanding agree to forfeit their right to one (1) requested registration pursuant to Section 2.2 or Section 2.4(a), (b) and/or (c), as applicable, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the Holders requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.2 or Section 2.4(a), (b) and/or (c) to a demand registration.

                    2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                        (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities, use commercially reasonable best efforts to cause such registration statement to become effective and keep such registration statement effective for up to one hundred twenty
(120) days or, if earlier, until the Holder or Holders have completed the distribution related thereto. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

                        (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.

                        (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                        (d) Use its commercially reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, and do any and all other reasonable acts and things that may be necessary or desirable to enable the Holder to consummate the public sale or other disposition of the Registrable Securities; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                        (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                        (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use its commercially reasonable best efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                        (g) Use its commercially reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters,
(i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

                        (h) Notify each Holder of Registrable Securities covered by such registration statement, and each underwriter, if any, after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use all its commercially reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                        (i) If the Company has delivered preliminary or final prospectuses to the Holders, and after having done so, the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Holders, and if requested, the Holders shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company. The Company shall promptly provide the Holders with revised prospectuses and, following receipt of the revised prospectuses, the Holders shall be free to resume making offers of the Registrable Securities.

                        (j) Use commercially reasonable best efforts to cause all such Registrable Securities to be listed on or included in each securities exchange or quotation system on which similar securities issued by the Company are then listed.

                    2.7 Termination of Registration Rights. All registration rights granted under this Section 2 shall terminate and be of no further force and effect five (5) years after the effective date of a registration statement filed in connection with the Qualified Public Offering. In addition, a Holder's registration rights shall expire if (a) the Company has completed a Qualified Public Offering and is subject to the provisions of the Exchange Act, and (b) all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period; provided, however, the registration rights granted to DCG pursuant to Section 2.4(d) shall not terminate prior to the second (2nd) year anniversary of the effective date of a Qualified Public Offering.

                    2.8 Delay of Registration; Furnishing Information.

                        (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

                        (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

                        (c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.2(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

                    2.9 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

                        (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

                        (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, member, officer, director or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, member, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this
Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the net proceeds from the offering received by such Holder.

                        (c) Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

          (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

          (e) The obligations of the Company and Holders under this Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     2.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder, (b) is a Holder's family member or trust for the benefit of an individual Holder or such Holder's family member, (c) is a partnership whose sole partner is an individual Holder or a member of such Holder's family, (d) acquires at least two hundred thousand (200,000) shares of Registrable Securities (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like); or (e) to a shareholder of GadgetSpace, Inc., as set forth on Exhibit H hereto, (f) to the stockholders of Reason, Inc., who is an "accredited investor" pursuant to Regulation D promulgated under the

Securities Act, as contemplated in the Series D-3 Purchase Agreement, (g) to a stockholder of Simplexity, Inc., who is an "accredited investor" pursuant to Regulation D promulgated under the Securities Act, as contemplated in the Asset Purchase Agreement provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

                   2.11 Amendment of Registration Rights. Any provision of this
Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) as to the Company, the Company, (ii) as to the Investors, the holders of more than sixty-six and two thirds percent (66-2/3%) of the Registrable Securities held by the Investors, and (iii) with respect to Section 2.4(d) only, DCG provided, that as to the Investors, any provision of this Section 2 may be amended with the consent of the holders of less than all of the shares of Registrable Securities held by the Investors only in a manner which affects all such Investors in the same fashion. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

     2.12 Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least sixty percent (60%) of the Registrable Securities then outstanding enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights pari passu or senior to those granted to the Holders hereunder.

     2.13 "Market Stand-Off" Agreement; Agreement to Furnish Information. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided that:

          (i) such agreement shall apply only to the Company's Initial Offering and any subsequent offering effective within one hundred eighty (180) days after the Company's Initial Offering, provided, that all restrictions placed on such Holders pursuant to this Section 2.13(i) shall expire one hundred eighty (180) days after the Company's Initial Offering; and

          (ii) all officers and directors of the Company and holders of at least one percent (1%) of the Company's voting securities enter into similar agreements.

     Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each

Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by this Section 2.13.

     2.14 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 of the Securities Act or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

          (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

          (c) So long as a Holder owns any Registrable Securities, furnish to such Holder upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3. COVENANTS OF THE COMPANY.

     3.1  Basic Financial Information and Reporting.

          (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

          (b) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, the Company will furnish to each Investor, Series D-2 Investor, Series D-3 Investor and Series D-4 Investor, a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing (i.e., employed by a "Big Four" accounting firm) selected by the Company's Board of Directors.

          (c) The Company will furnish to each Investor, Series D-2 Investor, Series D-3 Investor and Series D-4 Investor as soon as practicable after the end of each month, and in any event within twenty (20) days thereafter, a balance sheet of the Company as of the end of each such monthly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles. Statements shall include year-to-date figures compared to the Company's operating plan and budget, with variances delineated. A brief summary shall be prepared by the Chief Executive Officer and attached to the Monthly Report which summarizes performance highlights, lowlights, variances from budget, and an outlook on the ensuing period.

          (d) The Company will furnish to each Investor, Series D-2 Investor, Series D-3 Investor and Series D-4 Investor as soon as practicable after the end of each quarter and in any event within forty-five (45) days thereafter, a balance sheet of the Company as of the end of each such fiscal quarter, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, all prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

          (e) The Company will furnish to each Investor, Series D-2 Investor, Series D-3 Investor and Series D-4 Investor at least sixty (60) days prior to the beginning of each fiscal year an annual operating plan and budget, prepared on a monthly basis for the ensuing fiscal year, and on a basis consistent with prior periods (including, among other items, appropriate reserves, accruals and provisions for income taxes) and representing the best estimate of the Company based upon available information. The Company shall also furnish to each Investor, Series D-2 Investor, Series D-3 Investor and Series D-4 Investor projections for the next two (2) fiscal years in the same format as the financial statements. The Company shall also furnish to each Investor, Series D-2 Investor, Series D-3 Investor and Series D-4 Investor, within a reasonable time of its preparation, amendments to the annual budget, if any. Such budget shall include underlying assumptions and a brief qualitative description of the Company's plan by the Chief Executive Officer in support of that budget.

          (f) The Company will notify each Investor, Series D-2 Investor, Series D-3 Investor and Series D-4 Investor, as soon as practicable, and in any event within three (3) days of discovery, of (i) any event (including pending or threatened litigation, material loan or lease default, or the filing of any material lawsuit) which could have a material adverse effect upon the financial condition or results of operations of the Company considered in the aggregate;
(ii) any change in any material fact or circumstance represented or warranted in this Agreement; (iii) a default or any event or occurrence which with the lapse of time or notice or both could become a default under the Purchase Agreement, and (iv) a material default or any event or occurrence which with the lapse of time or notice or both could become a default under any of the

Company's material agreements. Such notice shall contain a reasonably detailed statement outlining such default or event, and the Company's proposed response.

          (g) The Company will use its commercially reasonable best efforts to deliver to each Investor, Series D-2 Investor, Series D-3 Investor and Series D-4 Investor by no later than forty-five (45) days after the date of this Agreement, a balance sheet of the Company as of December 31, 2000, and a statement of income and a statement of cash flows of the Company for the year ended December 31, 2000, all prepared in accordance with generally accepted accounting principles consistently applied. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing (i.e., employed by a "Big Four" accounting firm) selected by the Company's Board of Directors.

          (h) In the event the Company fails to provide the reports or financial statements required by this Section 3.1, the holders of a majority of the Preferred Stock may give the Company notice requesting immediate delivery of such reports. If the Company fails to deliver such reports upon receipt of such notice, then the holders of a majority of the Preferred Stock shall have the right and authority, at the Company's sole expense, to request an audit by a single accounting firm of its or their choice, such that the reports or financial statements are produced to its or their sole satisfaction.

     3.2 Inspection Rights. Each Investor, Series D-2 Investor, Series D-3 Investor and Series D-4 Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors of the Company determines in good faith is confidential and should not, therefore, be disclosed.

     3.3 Confidentiality of Records. Each Investor, Series D-2 Investor, Series D-3 Investor and Series D-4 Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor, Series D-2 Investor. Series D-3 Investor and Series D-4 Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor, Series D-2 Investor, Series D-3 Investor and Series D-4 Investor may disclose such proprietary or confidential information to any partner, subsidiary, portfolio company, or parent of such Investor, Series D-2 Investor, Series D-3 Investor and Series D-4 Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary, portfolio company, or parent is advised of the confidentiality provisions of this Section 3.3.

     3.4 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

     3.5 Board Meetings. Until such time as the Board of Directors votes unanimously to hold meetings less frequently, the Board of Directors shall meet (in person or by teleconference) at least every other month.

     3.6 Issuances to Employees, Directors and Consultants.

         (a) Vesting. Unless otherwise approved by the Board of Directors (including at least two (2) of the directors (the "Preferred Directors"), designated by the holders of the Preferred Stock in accordance with the Third Amended and Restated Voting Agreement, of even date herewith, by and among the Company, the Investors, the Key Holders, the Series D-2 Investors, the Series D-3 Investors, the Series D-4 Investors and the Special Holder) all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall vest at a rate not in excess of twenty-five percent (25%) per annum commencing on the first year following the earlier of the date of issuance or such person's services commencement date with the Company. Any agreement pursuant to which any such employee, director, consultant or other service provider is granted, purchases or exercises stock options or other stock equivalents, shall provide that upon such person's termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any shares of stock held by such person for a period of ninety
(90) days. Any acceleration of any vesting schedule that deviates herefrom shall be approved by at least two (2) Preferred Directors or the holders of at least sixty percent (60%) of the Preferred Stock voting as a single class on an as converted basis.

         (b) Rights of First Refusal and Co-Sale. Any agreement pursuant to which any employee, director, consultant or other service provider of the Company is granted, purchases or exercises stock options or other stock equivalents subsequent to the date of this Agreement or, alternatively, a stock restriction agreement executed in connection with such a transaction, shall provide the Company and the Investors with a right of first refusal and a right of co-sale, respectively, in form and substance similar to those granted in the Co-Sale Agreement (as defined in the Purchase Agreement), with respect to the Common Stock underlying such securities. Such rights shall not be exercisable in the event that such person transfers such securities to his or her ancestors, descendants or spouse or to a trust for the benefit of such person(s).

     3.7 Key Man Insurance. Subject to the approval of the Board of Directors, the Company will maintain in full force and effect (i) a term life insurance policy in the amount of $2,000,000 on the life of Steinberg, with $2,000,000 in proceeds payable to the Company, and (ii) a whole life insurance policy in the amount of $2,000,000 on the life of Steinberg, with $2,000,000 in proceeds payable to the estate of Steinberg. Without the approval of at least two (2) Preferred Directors, the insurance premiums for the whole life insurance policy payable to the estate of Steinberg shall not exceed $20,000 per fiscal year. In the event key person life insurance proceeds are paid to the Company, the Investors shall have the right (but not the obligation) to sell to the Company such Investor's pro rata portion of the Preferred Stock, as the case may be. The price per share at which such shares are to be re-purchased by the Company shall be equal to the price per share paid by the Series A Investors pursuant to
Section 1.2 of the Series A Stock Purchase Agreement, or the price per share paid by the Series B Investors pursuant to Section 1.2 of the Series B Stock Purchase Agreement, or the price per share paid by the Series C Investors pursuant to Section 1.2 of the Series C Stock Purchase Agreement or the price per share paid by the Series D Investors pursuant to Section 1.2 of the Series D Stock Purchase Agreement or the price per share paid by the Series D-1 Investors pursuant to Section 1.2 of the Series D-1 Stock Purchase Agreement or the price per share paid by the Series D-2 Investors pursuant to Section 1.2 of the Series D-2 Stock Purchase Agreement or the price per share paid by the Series D-3 Investors pursuant to Section 1.2 of the Purchase Agreement or the price per share paid by the Series D-4 Investors pursuant to Section 1.2 of the Purchase Agreement, as the case may be, plus in each such case, all accrued but unpaid dividends through the date of such re-purchase. In connection with the exercise of the put option created hereby, the Investors shall deliver to the Company the certificate or certificates representing the shares to be sold, each certificate to be properly endorsed for transfer.

     3.8 Director and Officer Liability Insurance. Subject to the approval of the Board of Directors, the Company will maintain in full force and effect Director and Officer Liability Insurance in an amount of not less than $2,000,000.

     3.9 Assignment of Inventions, Non-Disclosure and Non-Competition Agreement. The Company shall require all employees and consultants to execute and deliver an Assignment of Inventions, Non-Disclosure and Non-Competition Agreement in the form attached as Exhibit G to the Purchase Agreement.

     3.10 Assignment of Right of First Refusal. Subject to the Co-Sale Agreement, in the event the Company elects not to exercise any right of first refusal or right of first offer the Company may have on a proposed transfer of any of the Company's outstanding capital stock pursuant to a contract or otherwise, the Company shall, to the extent it may do so, assign such right of first refusal or right of first offer to each Investor and Steinberg. In the event of such assignment, each Investor and Steinberg shall have a right to purchase its pro rata portion of the capital stock proposed to be transferred based on the total number of shares of the Company's capital stock held by such Investor or Steinberg, as applicable, on the date of such assignment.

     3.11 Approval. The Company shall not without the approval of a majority of the Board of Directors, with all non-interested Directors voting and without the approval of at least two (2) Preferred Directors, authorize or enter into any transactions with any director or management employee, or such director's or employee's immediate family.

     3.12 Directors' Expenses. Other than restricted stock issued prior to the date of this Agreement and stock options granted to directors as approved by the Board of Directors (or the Compensation Committee thereof) subsequent to the date of this Agreement, the Company shall not pay any compensation to any member of the Company's Board of Directors in connection with the performance of their duties as a director. The Company shall reimburse directors for reasonable out-of-pocket expenses incurred in connection with service to the Company, including, but not limited to, reasonable out-of-pocket expenses associated with
(i) attendance of meetings of the Board of Directors and its committees, and
(ii) trade shows and other similar events which are required or requested on the Company's behalf.

     3.13 Annual Budget. The Company's annual budget shall be approved by a majority of the Board of Directors (including at least two (2) Preferred Directors).

     3.14 Directors' Liability and Indemnification. The Company's Certificate of Incorporation and Bylaws shall provide (a) for elimination of the liability of directors to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law.

     3.15 Board Committees. The Company shall establish and maintain an Audit Committee and a Compensation Committee as soon as practicable after the date hereof. Each committee shall consist of three (3) members, including in each case the director elected by the holders of Series D Stock and the Series D-1 Stock (the "Series D Designee"). The Series D Designee must consent to any compensation decision involving aggregate consideration in excess of $100,000 and to all stock option grants, whether approved by the Board of Directors or a subcommittee of the Board of Directors.

     3.16 Dividends. The Company shall not, without the prior approval of the Board of Directors (including at least two (2) Preferred Directors) and the holders in interest of at least sixty percent (60%) of the Shares, voting as a single class on an as converted basis, declare or pay dividends or distributions on Common Stock.

     3.17 Issuance of Capital Stock. The Company shall not, without the prior approval of the Board of Directors (including at least two (2) Preferred Directors), issue any capital stock or securities convertible into capital stock.

     3.18 Related Party Transactions. The Company shall not, without the prior approval of the holders in interest of at least sixty percent (60%) of the Shares, voting as a single class on an as converted basis, transact any business or enter into any agreement with any member of the Board of Directors, management, employees or officers of the Company, unless at "arm's length" other than those agreements disclosed to and approved prior to the date of this Agreement. Further, the Company shall not, without the prior approval of the holders in interest of at least sixty percent (60%) of the Shares, voting as a single class on an as converted basis, enter into any agreement or contract with any affiliate of the Company or its officers, directors, or management team employees (other than agreements required by the Stock Purchase Agreement or agreements relating to employment, nondisclosure of confidential information or non-competition) that create obligations for the Company equal to or greater than $25,000 per year.

     3.19 Continuity of Business; Investment. The Company shall not, without the prior approval of the holders in interest of at least sixty percent (60%) of the Shares voting as a single class on an as converted basis, change the location or nature of its business operations, or invest any funds in any concern not strictly related to its business.

     3.20 Lending Transactions. The Company shall not, without the prior approval of the holders in interest of at least sixty percent (60%) of the Shares voting as a single class on an as converted basis, make (or permit any corporation, a majority of the voting stock of which is owned or controlled by the Company to make) any loan or advance in excess of $50,000 to, or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly-owned by the Company. In addition, the Company shall not, without the prior approval of the holders in interest of at least sixty percent (60%) of the Shares voting as a single class on an as converted basis, make any loan or advance to any person, including, without limitation, any officer, employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board of Directors.

     3.21 Guarantee of Third Party Debt. The Company shall not, without the prior approval of the holders in interest of at least sixty percent (60%) of the Shares voting as a single class on an as converted basis, guarantee directly or indirectly, any indebtedness except for trade accounts of any subsidiary arising in the ordinary course of business.

     3.22 Capital Expenditures. The Company shall not, without the prior approval of the Board of Directors (including at least two (2) Preferred Directors), make capital expenditures (including expenditures under capitalized leases) which exceed the aggregate amount budgeted for such expenditures in any fiscal year by more than $100,000. The Company shall not, without the prior approval of the holders in interest of at least sixty percent (60%) of the Shares voting as a single class on an as converted basis, expend funds in excess of $500,000 per year for capital improvements or other Company infrastructure.

     3.23 Indebtedness. The Company shall not, without the prior approval of the Board of Directors (including at least two (2) Preferred Directors), directly or indirectly create, incur, assume, suffer to exist, or be or remain liable with respect to, any indebtedness or obligation other than the following:

          (a) Current accounts payable and similar current liabilities, incurred in the ordinary course of business of the Company;

          (b) Indebtedness incurred upon the purchase of equipment (which indebtedness may be secured by a security interest or any other lien or title retention agreement relating to such equipment), and equipment lease obligations of any character;

          (c) Obligations under present or future leases of real estate used in the ordinary course of business; or

          (d) Any other indebtedness which would not increase the Company's total indebtedness by more than $250,000 in any fiscal year.

     The Company shall not, without the prior approval of the holders in interest of at least sixty percent (60%) of the Shares, voting as a single class on an as converted basis, enter into any agreements, including but not limited to leases, other than in the ordinary course of business, that obligate the Company to make aggregate annual payments in excess of $50,000.

     3.24 Salary Increases. All cash compensation (base salary plus bonus) payable to any officer or employee of the Company in excess of $120,000 per year shall be subject to the approval of the Board of Directors (including at least two (2) Preferred Directors).

     3.25 Subsidiaries or Joint Ventures. The Company shall not, without the prior approval of the Board of Directors (including at least two (2) Preferred Directors), establish, liquidate, transfer any assets (other than cash and other than in the ordinary course of business) to, or invest more than $50,000 in, any one (1) subsidiary or joint venture.

     3.26 Fulfillment Agreement. The Company shall not, without the prior approval of at least two (2) Preferred Directors, modify, amend, waive or terminate any provision of the Fulfillment Agreement dated as of March 3, 2000, by and between the Company and Sterling Cellular, Inc., prior to the expiration of such agreement.

     3.27 Use of Proceeds. The Company shall use the proceeds from the sale of the Shares solely for (i) hiring personnel, (ii) research and development, (iii) capital expenditures, (iv) sales and marketing, and (v) working capital.

     3.28 Termination of Covenants. All covenants of the Company contained in
Section 3 of this Agreement shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to the Qualified Public Offering, which results in the Preferred Stock being converted into Common Stock or (ii) upon (a) the sale, lease or other disposition of all or substantially all of the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, provided that this Section 3.23(ii)(b) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company (a "Change in Control").

SECTION 4. RIGHTS OF FIRST REFUSAL.

     4.1 Subsequent Offerings. Each Investor shall have a right of first refusal to purchase its pro rata share of all Equity Securities (as hereinafter defined), that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by
Section 4.6 hereof. Each Investor's pro rata share is equal to the ratio of (a) the number of shares of the Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or issued or issuable upon exercise of any warrants held by such Investor) of which such Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to
(b) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares, the Series A Stock, the Series D-2 Stock, the Series D-3 Stock and the Series D-4 Stock or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term "Equity Securities" shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

     4.2 Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Investor shall have fifteen
(15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Investor if such offer or sale would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

     4.3 Issuance of Equity Securities to Other Persons. If not all of the Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Investors who do so elect and shall offer such Investors the right to acquire such unsubscribed shares. The Investors shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If the Investors fail to exercise in full the rights of first refusal provided in this Section 4, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Investor's rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to
Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Investors in the manner provided above.

     4.4 Termination and Waiver of Rights of First Refusal. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) effective date of the registration statement pertaining to the Company's Qualified Public Offering or (ii) a Change in Control. The rights of first refusal established by this Section 4 may be amended, or any provision waived with the written consent of the holders of a majority of the Registrable Securities then outstanding, or as permitted by Section 5.7.

     4.5 Transfer of Rights of First Refusal. The rights of first refusal of each Investor under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

     4.6 Excluded Securities. The rights of first refusal established by this
Section 4 shall have no application to any of the following Equity Securities:

            (a) up to an aggregate amount of 11,992,426 shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) as adjusted for any stock dividends, combinations, splits, recapitalizations and the like issued or to be issued after the Series D-4 Original Issue Date (as defined in the Company's Certificate of Incorporation as amended) to employees, officers or directors of, or consultants or advisors to, the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;

            (b) stock issued pursuant to any warrants, options, or other convertible securities outstanding as of the date of this Agreement or as a result of the conversion of stock underlying any such options or warrants;

            (c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors (including at least two (2) Preferred Directors);

            (d) shares of Common Stock or Preferred Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

            (e) shares of Common Stock issued upon conversion of the Shares, the Series A Stock, the Series D-2 Stock, the Series D-3 Stock and the Series D-4 Stock;

            (f) any Equity Securities issued pursuant to any equipment leasing or loan arrangement, or debt financing from a bank or similar financial or lending institution approved by the Board of Directors (including at least two
(2) Preferred Directors);

            (g) any Equity Securities that are issued by the Company pursuant to a Qualified Public Offering; and

            (h) any Equity Securities issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; provided that the issuance of Equity Securities in connection with such strategic transactions and the issuance of shares therein, has been approved by the Company's Board of Directors, including the Series D Designee.

SECTION 5.  MISCELLANEOUS.

     5.1 Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Delaware (without regard to the choice of law or conflicts of law provisions thereof).

     5.2 Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

     5.3 Survival. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     5.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

     5.5 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     5.6 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     5.7 Amendment and Waiver.

            (a) Except as otherwise expressly provided, this Agreement may be amended or modified, and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only upon the written consent of (i) the Company, (ii) the holders of more than sixty-six and two-thirds percent (66 2/3%) of the Common Stock issued or issuable upon conversion of the Shares, and (iii) with respect to Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, and
5 only, the holders of a majority of the Common Stock (a) held by the Key Holders or the Special Holder, and (b) issued or issuable upon conversion of the Series A Stock, the Series D-2 Stock, the Series D-3 Stock and the Series D-4 Stock, and (iv) with respect to Section 2.4(d) only, DCG; provided, however, that with respect to Section 5.7(a)(ii) and 5.7(a)(iii) above, this Agreement may be amended or modified with the consent of the holders of less than all of the shares of Common Stock issued or issuable upon conversion of the Shares (including the shares of Common Stock issued or issuable upon exercise of any warrants held by such holders) only in a manner which affects all such holders in the same fashion. Any amendment or waiver effected in accordance with this
Section 5.7(a) shall be binding upon each party, its successors and assigns.

            (b) For the purposes of determining the number of Holders entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

     5.8 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     5.9 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibits A, B, C, D, E, F, G, H, I and J hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     5.10 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     5.11 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     5.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     5.13 Mutual Drafting. This Agreement is the result of joint efforts of the Company, each of the Investors, Series D-2 Investors, Series D-3 Investors, Series D-4 Investors, each of the Key Holders and each of the Special Holder and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and there shall be no construction against any party based on any presumption of the party's involvement in the drafting thereof.

     5.14 Aggregation. All Shares, Registrable Securities, Equity Securities, Series D Stock, Series D-1 Stock and Series D-4 Stock held or acquired by Core Capital Partners, L.P. and Minotaur, LLC shall be aggregated together for purposes of determining the rights of each under this Agreement (subject to the last sentence of the definition of Registrable Securities in Section 1.1 above).

                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

                                         INPHONIC, INC.

                                         By: /s/ David A. Steinberg
                                             ----------------------------------
                                         David A. Steinberg
                                         President and Chief Executive Officer

                                         Address:  1010 Wisconsin Avenue, N.W.,
                                                   Suite 250
                                                   Washington, D.C.  20007





Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                             2000 STEINBERG GST TRUST

                                             /s/ David A Steinberg
                                             -------------------------------
                                             NAME:
                                             TITLE



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



                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                     /s/ John LaPides
                                     ---------------------
                                     JOHN M. LAPIDES





Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                 LAPIDES FAMILY TRUST

                                 By:      /s/ John M. LaPides
                                          -----------------------------------
                                 Name:    John M. LaPides
                                 Title:   Trustee




Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                         MID-ATLANTIC VENTURE FUND III, L.P.

                                         By:  MAVF III Partners, L.P., a
                                              Pennsylvania limited partnership

                                         Its: General Partner

                                         By:   MAVF III G.P., Inc., a
                                               Pennsylvania corporation

                                         Its:  General Partner

                                         By: /s/ Thomas A. Smith
                                             -------------------------------
                                                Thomas A. Smith
                                         Its:   Director



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                             RAFNET VENTURES, L.P.

                                             By: /s/ Robert Adelson
                                                 ------------------------------
                                             Name:    Robert S. Adelson
                                             Title:   Partner




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



                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                                     /s/ Ira Brind
                                                     --------------------------
                                                     IRA BRIND



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



                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                  CMS PEP XIV CO-INVESTMENT SUBPARTNERSHIP

                                  By: /s/ Richard A. Mitchell
                                      ------------------------------------
                                  Name:    Richard A. Mitchell
                                  Title:   Authorized Officer






Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                    CMS TECH CO-INVESTMENT SUBPARTNERSHIP

                                    By: /s/ Richard A. Mitchell
                                        -------------------------------------
                                    Name:    Richard A. Mitchell
                                    Title:   Authorized Officer






Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                           LBLEVENTURES, LLC

                                           By:     /s/ John LaPides
                                                   --------------------------
                                           Name:   John LaPides
                                           Title:  Member



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                                 /s/ Bruce C. Lindsay
                                                 ----------------------------
                                                 BRUCE C. LINDSAY




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



                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                        MOUNT WASHINGTON ASSOCIATES L.L.C.

                                        By: /s/ Edwin M. Martin, Jr.
                                            ----------------------------------
                                        Name:    Edwin M. Martin, Jr.
                                        Title:   Authorized Representative





Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                       RIGGS CAPITAL PARTNERS, LLC

                                       By: /s/ J. Carter Beese
                                           -------------------------
                                       Name:    J. Carter Beese
                                       Title:   President



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                                     /s/ John Sculley
                                                     ---------------------------
                                                     JOHN SCULLEY

Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                           CORE CAPITAL PARTNERS, L.P.

                                           By:      /s/ Mark J. Levine
                                                    --------------------------
                                           Name:    Mark J. Levine
                                           Title:   Managing Director



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                             MINOTAUR, LLC

                                             By:      /s/ Mark J. Levine
                                                      --------------------
                                             Name:    Mark J. Levine
                                             Title:   Managing Member



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                             BRIND INVESTMENT PARTNERS II

                                             By:      /s/ Ira Brind
                                                      ---------------------
                                             Name:    Ira Brind
                                             Title:   Partner

Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                              SIGNATURE21CAPITAL

                                              By:      /s/ Dennis Lynch
                                                       ------------------------
                                              Name:    Dennis Lynch
                                              Title:



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                                     /s/ David A. Steinberg
                                                     ---------------------------
                                                     DAVID A. STEINBERG*



* Signing for purposes of Sections 2.1, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10,
2.11, 2.12, 2.13, 2.14 and 5 only.




Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                         DAVIDSON CAPITAL GROUP LLC*


                                         By: /s/ Thomas Davidson, Sr.
                                             -------------------------------
                                         Name:    Thomas Davidson, Sr.
                                         Title:   Chief Operating Officer



* Signing for purposes of Sections 2.1, 2.3, 2.4(d), 2.5, 2.6, 2.7, 2.8, 2.9,
2.10, 2.11, 2.12, 2.13, 2.14 and 5 only.



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                                     /s/ John Steinberg
                                                     --------------------------
                                                     JOHN STEINBERG*



* Signing for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10,
2.11, 2.12, 2.13, 2.14 and 5 only.



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                               /s/ Richard Steinberg
                                               ----------------------------
                                               RICHARD STEINBERG*



* Signing for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10,
2.11, 2.12, 2.13, 2.14 and 5 only.



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                             /s/ Diane Siegel
                                             --------------------------------
                                             DIANE SIEGEL*



* Signing for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10,
2.11, 2.12, 2.13, 2.14 and 5 only.



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                                     /s/ Carol Kuehl
                                                     --------------------------
                                                     CAROL KUEHL*



* Signing for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10,
2.11, 2.12, 2.13, 2.14 and 5 only.



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.


                                                     /s/ Phil Kuehl
                                                     --------------------------
                                                     PHIL KUEHL*



* Signing for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10,
2.11, 2.12, 2.13, 2.14 and 5 only.



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.


                                                     /s/ Ryan Kuehl
                                                     --------------------------
                                                     RYAN KUEHL*



* Signing for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10,
2.11, 2.12, 2.13, 2.14 and 5 only.



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.


                                              /s/ Caroline Kuehl
                                              ---------------------------------
                                              CAROLINE KUEHL*



* Signing for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10,
2.11, 2.12, 2.13, 2.14 and 5 only.


Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.


                                                     /s/ Nevah Meloy
                                                     --------------------------
                                                     NEVAH MELOY*



* Signing for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10,
2.11, 2.12, 2.13, 2.14 and 5 only.


Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.


                                          /s/ Donald Charlton
                                          -----------------------------------
                                          DONALD CHARLTON*




* Signing for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10,
2.11, 2.12, 2.13, 2.14 and 5 only.


Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.


                                              /s/ Gary Smith
                                              -------------------------------
                                              GARY SMITH*



* Signing for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10,
2.11, 2.12, 2.13, 2.14 and 5 only.


Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                                /s/ Gerri Coleman
                                                -----------------------------
                                                GERRI COLEMAN*



* Signing for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10,
2.11, 2.12, 2.13, 2.14 and 5 only.



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                        SPRING CAPITAL PARTNERS, LP*

                                        By:      Spring Capital Investors, LLC
                                        Its:     General Partner

                                        By:      /s/ Robert McE. Stewart
                                                 -----------------------------
                                        Name:    Robert McE. Stewart
                                        Title:   Member



     For all purposes under this Agreement Spring Capital Partners, L.P. is deemed to be a "Series D-1 Investor" with respect to the shares of the Company's Series D-1 Preferred Stock held by them. Furthermore, with respect to Sections 2, 4 and 5 of this Agreement, Spring Capital Partners, L.P. is also deemed to be an "Investor" with regard to any warrants exercisable for shares of the Common Stock held now or in the future by each of them.

Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                  WYNNEFIELD PRIVATE EQUITY PARTNERS I, LP

                                  By:      Wynnefield GP, L.P.
                                  Its:     General Partner

                                  By:      Wynnefield Capital, LLC
                                  Its:     General Partner

                                  By:      /s/ Samuel P. Katz
                                           ------------------
                                  Name:    Samuel P. Katz
                                  Title:   Managing Partner



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                              THIRTY-FIVE EAST PARTNERS (ELEVEN) LLC

                              By: /s/ Todd J. Slotkin
                                ------------------------------------------
                                      Todd J. Slotkin, Executive Vice President
                                      and Chief Executive Officer





Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                            VENTURE INVESTMENT PARTNERS I LLC

                                            By:  /s/ Richard L. Tuch
                                                 ------------------------------
                                            Name:  Richard L. Tuch
                                            Title:  Managing Partner



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                            ARGOSY INVESTMENT PARTNERS II, L.P.

                                            By:      Argosy Associates II, L.P.
                                            Its:     General Partner

                                            By:      Argosy Associates II, Inc.
                                            Its:     General Partner


                                            By:  /s/ Kirk B. Griswold
                                                 ------------------------------
                                            Name:    Kirk B. Griswold
                                            Title:   Vice President



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                              THE PRODUCTIVITY FUND IV, L.P., a
                                              Delaware limited partnership

                                              By:      First Analysis Management
                                                       Company IV, L.L.C.

                                              Its:     General Partner

                                              By: /s/ Bret R. Maxwell
                                                  ----------------------------
                                                      Bret R. Maxwell, Member



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                         THE PRODUCTIVITY FUND IV ADVISORS FUND,
                                         L.P., a Delaware limited partnership

                                         By:  First Analysis Management Company
                                              IV, L.L.C.

                                         Its: General Partner

                                         By:  /s/ Bret R. Maxwell
                                             -------------------------------
                                                  Bret R. Maxwell, Member



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.



                                          BRET R. MAXWELL REVOCABLE TRUST




                                           /s/ Bret R. Maxwell
                                           ---------------------------------
                                           Name:  Bret R. Maxwell
                                           Title:




Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.


                                          CORDOVA INTELLIMEDIA VENTURES, LP*


                                          ------------------------------------
                                          Name:
                                          Title:




* Signing as a D-2 Investor and Special Holder for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.1, 3.2, 3.3, 3.4,
3.7, 3.20 and 5 only.



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.


                                          DRAPER ATLANTIC VENTURE FUND II, LP*


                                          ------------------------------------
                                          Name:
                                          Title:



* Signing as a D-2 Investor and Special Holder for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.1, 3.2, 3.3, 3.4,
3.7, 3.20 and 5 only.



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                       HARBINGER/AURORA QP VENTURE FUND, LLC*


                                       ------------------------------------
                                       Name:
                                       Title:



* Signing as a D-2 Investor and Special Holder for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.1, 3.2, 3.3, 3.4,
3.7, 3.20 and 5 only.


Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                          HARBINGER/AURORA VENTURE FUND, LLC*


                                          ------------------------------------
                                          Name:
                                          Title:



* Signing as a D-2 Investor and Special Holder for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.1, 3.2, 3.3, 3.4,
3.7, 3.20 and 5 only.


Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.



                                                -------------------------
                                                RICHARD HOLCOMB*



* Signing as a D-2 Investor and Special Holder for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.1, 3.2, 3.3, 3.4,
3.7, 3.20 and 5 only.


Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.


                                                -------------------------
                                                CHARLES LANDRY*



* Signing as a D-2 Investor and Special Holder for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.1, 3.2, 3.3, 3.4,
3.7, 3.20 and 5 only.



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.


                                           -----------------------------
                                           H. TODD MILLER*



* Signing as a D-2 Investor and Special Holder for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.1, 3.2, 3.3, 3.4,
3.7, 3.20 and 5 only.



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.


                                      SEQUEL LIMITED PARTNERHSIP II*




                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:



* Signing as a D-3 Investor and Special Holder for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.1, 3.2, 3.3, 3.4,
3.7, 3.20 and 5 only.


Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                             SEQUEL ENTREPRENEURS' FUND II LP*


                                             By:
                                                ---------------------------
                                             Name:
                                             Title:



* Signing as a D-3 Investor and Special Holder for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.1, 3.2, 3.3, 3.4,
3.7, 3.20 and 5 only.

Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                                LT III LLC*

                                                By:
                                                   ------------------------
                                                Name:
                                                Title:



* Signing as a D-3 Investor and Special Holder for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.1, 3.2, 3.3, 3.4,
3.7, 3.20 and 5 only.



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.


                                            ---------------------------
                                            TIMOTHY L. WHITE*



* Signing as a D-3 Investor and Special Holder for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.1, 3.2, 3.3, 3.4,
3.7, 3.20 and 5 only.



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.


                                              -----------------------------
                                              THOMAS D. WOLF*


* Signing as a D-3 Investor and Special Holder for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.1, 3.2, 3.3, 3.4,
3.7, 3.20 and 5 only.



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.


                                       SIMPLEXITY, INC.*




                                  By:
                                     ---------------------------------------
                                  Name:
                                  Title:



* Signing as a D-3 Investor and Special Holder for purposes of Sections 2.1, 2.3, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 3.1, 3.2, 3.3, 3.4,
3.7, 3.20 and 5 only.


Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                               RIVERSIDE PARTNERSHIP, LP

                               BY:  RIVERSIDE LLC, ITS GENERAL PARTNER

                               BY: FIRST ANALYSIS MANAGEMENT COMPANY III, LLC, ITS MANAGER

                               By:  /s/ Bret R. Maxwell
                                    --------------------------------------------
                               Name:   Bret R. Maxwell
                               Title:  Managing Member



Signature Page to Fifth Amended and Restated Investor Rights Agreement

                                 INPHONIC, INC.

              FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE



         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                       VENTURE INVESTMENT PARTNERS I LLC

                                       By:     _____________________________
                                       Name:   Richard L. Tuch
                                       Title:  Managing Partner